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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Prospectus constituting part of the Registration Statement on Form S-4 (No. 333-55831) and in the Registration Statements on Form S-8 (Nos. 333-10429 and 333-48143).

/S/ ARTHUR ANDERSEN LLP

San Francisco, California
February 15, 2002

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS